SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

August 28, 2002 (August 28, 2002)

Korn/Ferry International
(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles,California	90067
(Address of principal executive offices)	(Zip Code)

(310) 552-1834
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On August 28, 2002, Korn/Ferry International issued a press release announcing the departure of James Boone, President of the Americas, from the company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 28, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL

By:	/s/ GARY D. BURNISON
Gary D. Burnison Executive Vice President and Chief Financial Officer

Date:  August 28, 2002

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 28, 2002.

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